UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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PARKWAY ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE: This notice, proxy statement and form of proxy (the "Proxy Materials") in connection with the registrant's 2020 annual meeting of shareholders are being furnished to the Securities and Exchange Commission (the "Commission") pursuant to the requirements of Form 10-K under "Supplemental Information to be Furnished with Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities Pursuant to Section 12 of the Act." The Proxy Materials shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.  The Proxy Materials are being submitted to the SEC in electronic format on Form DEF 14A pursuant to Commission Release Nos. 33-7427; 34-38798 and Rule 101(a)(1)(iii) of Regulation S-T.

PARKWAY ACQUISITION CORP.

Dear Shareholder:

You are cordially invited to attend the 2020 Annual Meeting of Shareholders of Parkway Acquisition Corp. to be held on Tuesday, August 18, 2020 at 1:00 p.m. at The Crossroads Institute, 1117 East Stuart Drive, Galax, Virginia 24333.

At the Annual Meeting, you will be asked to elect fourteen directors for terms of one year each, to ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2020, and to approve the Parkway Acquisition Corp. 2020 Equity Incentive Plan. Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely, /s/ Blake M. Edwards, Jr. Blake M. Edwards, Jr. President and Chief Executive Officer

Independence, Virginia

July 20, 2020

Parkway Acquisition Corp.

101 Jacksonville Circle

Floyd, Virginia 24091

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

___________________

The Annual Meeting of Shareholders (the “Annual Meeting”) of Parkway Acquisition Corp. (the “Company”) will be held on Tuesday, August 18, 2020 at 1:00 p.m. at The Crossroads Institute, 1117 East Stuart Drive, Galax, Virginia, for the following purposes:

1.	To elect fourteen directors to serve for terms of one year each expiring at the 2021 annual meeting of shareholders;

2.	To ratify the appointment of Elliott Davis, PLLC as our independent registered public accounting firm for fiscal year ending December 31, 2020;

3.	To approve the Parkway Acquisition Corp. 2020 Equity Incentive Plan; and

4.	To act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on July 13, 2020, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors /s/ Suzanne S. Yearout Suzanne S. Yearout Secretary

July 20, 2020

Parkway Acquisition Corp.

101 Jacksonville Circle

Floyd, Virginia 24091

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished to holders of the common stock (“Common Stock”) of Parkway Acquisition Corp. (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, August 18, 2020 at 1:00 p.m. at The Crossroads Institute, 1117 East Stuart Drive, Galax, Virginia, and any duly reconvened meeting after adjournment thereof.

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about July 20, 2020 to all shareholders entitled to vote at the Annual Meeting.

If the enclosed proxy is properly executed in time for voting at the Annual Meeting, the shares represented thereby will be voted according to such instructions. If no instructions are given in an executed proxy, the proxy will be voted FOR each of the nominees for director named herein, FOR Proposal Two, FOR Proposal Three, and in the discretion of the proxy holders as to any other matters which may properly come before the meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On July 13, 2020, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 6,060,775 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

If a quorum is present, the election of each nominee to the Board of Directors will be approved by the affirmative vote of a plurality of the shares represented at the meeting, the ratification of accountants will be approved if a majority of the votes cast at the meeting vote in favor of the proposal, and the approval of the Parkway Acquisition Corp. 2020 Equity Incentive Plan will be approved if a majority of the votes cast at the meeting vote in favor of the proposal.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of, or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of, or against, the particular matter. A broker is prohibited from voting on the election of directors and approval of the Parkway Acquisition Corp. 2020 Equity Incentive Plan without instructions from the beneficial owner; therefore, there may be broker nonvotes on Proposals One and Three. A broker may vote on the ratification of the independent registered public accounting firm; therefore, no broker nonvotes are expected to exist in connection with Proposal Two. Because abstentions and broker nonvotes will not count as votes cast in either proposal, abstentions and broker nonvotes will have no effect on the voting on these matters at the Annual Meeting.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s Articles of Incorporation call for the election of all directors at each annual meeting of Company’s shareholders. Therefore, at the Annual Meeting, fourteen directors are to be elected to serve for terms of one year each, expiring at the 2021 annual meeting of shareholders.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each director’s age and business experience, and the year that each individual was first elected to the Board of Directors of the Company. Previous service on the boards of Grayson Bankshares, Inc. (“Grayson”), Cardinal Bankshares Corp. (“Cardinal”), or Great State Bank prior to the merger with and into the Company is also disclosed, as are the specific skills or attributes that qualify each director for service on the Board of Directors.

Nominees for Election

Thomas M. Jackson, Jr. (63) – Mr. Jackson has been Chairman of the Board of Parkway since its inception in November 2015. Prior to that he served as Chairman of the Board of Grayson and Grayson National Bank from 2011 to 2016 and a director from 2002. Mr. Jackson was Vice Chairman of Grayson and Grayson National Bank from 2009 to 2011. Mr. Jackson practices law in Hillsville and Wytheville, Virginia. He served as a representative of the 6th District in the Virginia House of Delegates from 1988 to 2002. Mr. Jackson’s knowledge of real estate and contract law assists Skyline National Bank in its real estate and commercial lending activities. Through his service in the legislature and his current legal practice he has gained extensive knowledge of the communities served by Parkway and Skyline National Bank.

James W. Shortt (57) – Mr. Shortt has been a director of Parkway since its inception in November 2015 and has served as Vice Chairman since June 2016. Mr. Shortt served as a director of Cardinal and the Bank of Floyd from 2012 to 2016, serving as Vice Chairman from 2012 to 2015 and Chairman from 2015 to 2016. He is the founder and owner of James W. Shortt & Associates, P.C., a general practice law firm with its principal office in Floyd, Virginia. Mr. Shortt is particularly qualified to serve on the Board by virtue of his legal background, especially with regard to his knowledge of real estate law and business and estate transactions. Mr. Shortt has been practicing law in Virginia since 1988. Mr. Shortt is a graduate of the University of Richmond School of Law and Virginia Tech.

Jacky K. Anderson (68) – Mr. Anderson has been a director of Parkway since its inception in November 2015. He served as a director of Grayson and Grayson National Bank from 1992 to 2016. Mr. Anderson was President and Chief Executive Officer of Grayson and Grayson National Bank from 2000 to 2013. He served as Vice President of Grayson from 1992 to 2000 and as Executive Vice President of Grayson National Bank from 1991 to 2000. Mr. Anderson began working for Grayson National Bank in 1971, giving him over 45 years of experience in the banking industry. During his tenure Mr. Anderson gained in-depth knowledge of the laws and regulations applicable to the banking industry and developed extensive customer and community relationships.

Dr. J. Howard Conduff, Jr. (61) – Dr. Conduff has been a director of Parkway since its inception in November 2015. He served as a director of Cardinal and the Bank of Floyd for many years, representing a third-generation family member to serve on the Cardinal Board. Dr. Conduff is a private practice dentist in Floyd, Virginia. He is a community leader in the Bank’s market area where he serves on numerous civic boards. Dr. Conduff has substantial banking experience due to the length of his service on the Cardinal Board, including his role as Chairman of Cardinal’s Audit Committee. Dr. Conduff is a graduate of the Virginia Military Institute and the MCV School of Dentistry.

Blake M. Edwards, Jr. (55) – Mr. Edwards, President and Chief Executive Officer of Parkway and Skyline National Bank since January 2019, previously served as the Senior Executive Vice President and Chief Financial Officer of Parkway and Skyline from November 2015 to December 2018. Prior to that he served as the Chief Financial Officer of Grayson and Grayson National Bank since 1999, and as Senior Executive Vice President since 2013. Before joining Grayson, Mr. Edwards worked with a public accounting firm where his primary focus was providing audit and advisory services to community banks. He is a graduate of Radford University and has also attended the AICPA’s School of Banking at the University of Virginia and the Graduate School of Bank Investments and Financial Management at the University of South Carolina. Mr. Edwards currently serves as a member of the Joint Governing Board of DLP, Twin County Regional Healthcare, Inc., as President of the Blue Ridge Discovery Center, and as a member of the Government Relations Committee of the Virginia Bankers Association.

Bryan L. Edwards (69) – Mr. Edwards has been a director of Parkway since its inception in November 2015. He served as a director of Grayson and Grayson National Bank from 2005 to 2016. Mr. Edwards has served as the Manager of the Town of Sparta, North Carolina since January 2004. Prior to that, he was employed as a real estate agent with Mountain Dreams Realty and served as Human Resources/Special Projects & Purchasing Director for NAPCO, Inc., a manufacturing company, also in Sparta. His experience allows him to provide working knowledge of local governments and tax authorities as well as insight into local economic and real estate market conditions. Mr. Edwards has served on the Board of Directors of the Blue Ridge Electric Membership Corporation, a rural electric cooperative based in Lenoir, North Carolina, since 2007 and is the current Chairman of the Virginia Carolina Water Authority.

T. Mauyer Gallimore (77) – Mr. Gallimore has been a director of Parkway since its inception in November 2015. He served as a director of Cardinal and the Bank of Floyd from 2012 to 2016. Mr. Gallimore is a native of Floyd, Virginia and he has been a small business owner in Floyd County for over 40 years. Mr. Gallimore is the retired owner and founder of Blue Ridge Land and Auction Co., Inc. and has over 30 years of experience as a Certified Real Estate Appraiser. His in depth knowledge of the real estate market in our primary service areas is a valuable resource for our board and management as the majority of the Bank’s loans are secured by real estate.

A. Melissa Gentry (55) – Ms. Gentry has been a director of Parkway since June 2016. She was appointed to the board of Cardinal in April 2016. Ms. Gentry is the Controller and Chief Financial Officer of Shelor Motor Mile, Inc., where she oversees all financial, accounting and recordkeeping functions for 31 affiliated entities. These entities include automotive sales and service, consumer finance, insurance sales, real estate investment, construction and development, restaurants and retail stores representing approximately $350 million in annual revenues and over $200 million in inventories and properties. Her business experience gives her vast insight into economic conditions in and around the New River Valley and her accounting expertise is a significant asset for the board and management. Ms. Gentry is a graduate of Virginia Tech and is currently serving on the Board of Directors for two non-profit organizations: New River Valley Health Foundation and Friends of Calfee Park. Ms. Gentry has previously served on the Board for Carilion New River Valley Medical Center.

R. Devereux Jarratt (78) – Mr. Jarratt has been a director of Parkway since its inception in November 2015. He served as a director of Cardinal and the Bank of Floyd from 2013 to 2016. Prior to retiring on December 31, 2014, he had been the Chief Executive Officer of Physicians Care of Virginia since January 1996. Mr. Jarratt has 22 years of experience in the banking industry with various banking institutions, including First National Exchange Bank, Dominion Bankshares Corporation and First Union. Mr. Jarratt has an undergraduate degree in economics and a graduate degree in accounting. His vast business experience, including direct banking experience, combined with his in-depth knowledge of the Cardinal legacy customers and shareholders, are significant assets to the Board.

Theresa S. Lazo (63) – Mrs. Lazo has been a director of Parkway since its inception in November 2015. She served as a director of Grayson and Grayson National Bank from 2011 to 2016. Mrs. Lazo currently serves on the Board of Directors of Oak Hill Academy, and she previously served on the Board of Directors of the Chestnut Creek School of the Arts from 2007 to 2014. She also served six years on the Arts Council of the Twin Counties where she held the offices of treasurer, vice president and president at various times during her tenure. Mrs. Lazo recently completed nine years of service on the Galax City School Board. Through her vast experience with local non-profit organizations and public institutions she has developed extensive personal relationships within the communities served by Parkway and Skyline National Bank and offers a unique perspective on our markets.

W. David McNeill (64) – Mr. McNeill has been a director of Parkway since July 2018. He was one of the Founders of Great State Bank and served on the Board of Directors from 2008 to 2018. Mr. Mc Neill is owner and operator of Carolina Kia of High Point, Carolina Hyundai of High Point, and McNeill Nissan of Wilkesboro.  He is also owner of Carolina Automotive Group, which is primarily a real estate company owning the properties the dealerships do business on.  Mr. McNeill is a graduate of UNC -Chapel Hill.

Frank A. Stewart (58) –Mr. Stewart has been a director of Parkway since July 2018. He served as director of Great State Bank for 2009 to 2018. Mr. Stewart is President of Premier Body Armor, LLC of Kings Mountain, NC. He is also the owner of Stewart Realty and Stewart Property Management. Previously, he was the owner and founder of Ultra Machine and Fabricating, a sheet metal business specializing in armor plating primarily for the military, from 1989 to 2015.

John Michael Turman (73) – Mr. Turman has been a director of Parkway since July 2016. He is a long-time resident of Floyd County and has led a variety of businesses in southwest Virginia relating to land, lumber, real estate development, manufacturing, and retail sales. Mr. Turman has developed extensive personal and business relationships throughout the Bank’s market area giving him significant knowledge of both current and potential customers as well as shareholders of Parkway and Skyline. He attended the University of Virginia’s College at Wise and has served on the local Industrial Development Authority.

J. David Vaughan (52) – Mr. Vaughan has been a director of Parkway since its inception in November 2015. He served on the board of Grayson and Grayson National Bank from 1999 to 2016. He is the managing partner of My Home Furnishings, LLC, a distributor specializing in youth furniture, located in Mt. Airy, North Carolina, and serves as President of Vaughan Furniture, Incorporated, a furniture distributor located in Galax, Virginia. The furniture industry has historically played a significant role in the local economy of many of the communities served by Parkway and Skyline National Bank, and furniture manufacturing still provides a significant source of employment within those communities. Mr. Vaughan’s direct knowledge of this industry combined with his financial and managerial experience makes him a valuable resource to the Board. Mr. Vaughan also serves on the Boards of Directors for Vaughan Furniture Company, Inc., Big “V” Wholesale Company, Inc., the Vaughan Foundation, and Galax Hope House Ministries, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

In addition to the specific qualifications noted above, all of our directors are active, well respected members of the communities we serve. Their personal relationships with both current and prospective customers in those communities are an invaluable resource to the Company and the Bank.

Other Directorships

No director is or has been a director during the preceding five years of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Executive Officers Who Are Not Directors

Lori C. Vaught (47) – Mrs. Vaught, Executive Vice President and Chief Financial Officer of Parkway and Skyline National Bank since January 2019, previously served as Controller of Skyline National Bank and its predecessor Grayson National Bank from August 2012 to January 2019. She also served as Grayson National Bank’s Vice President of Loan Operations from September 2002 to August 2012. Prior to those positions, she worked with two local public accounting firms with a primary focus on audit and tax services. She earned a Bachelor of Business Administration with a concentration in Accounting from Radford University. She serves as a member of the CFO Committee for the Virginia Bankers Association.

Beth R. Worrell (46) – Ms. Worrell, Executive Vice President and Chief Risk Officer of Skyline National Bank since January 2019, previously served as an independent consultant to community banks in Virginia and North Carolina, providing outsourced audit, credit review, and compliance services. Ms. Worrell also worked as a shareholder with a large regional public accounting firm where her work was also focused on community banks. She has a Bachelor of Arts degree in Mathematics and a Bachelor of Science degree in Business with a concentration in Accounting from Emory & Henry College. Ms. Worrell is a Certified Public Accountant and currently serves as Treasurer for the Chestnut Creek School of the Arts.

Mary D. Tabor (56) – Mrs. Tabor, Executive Vice President and Chief Credit Officer of Skyline National Bank, joined Bank of Floyd in August 2013 as a Credit Manager, and was promoted to Chief Credit Officer in August 2014. Mrs. Tabor has over 30 years of experience in the banking industry related to lending, underwriting and credit. Prior to joining Bank of Floyd, Mrs. Tabor served in various roles with Central Fidelity, First National Bank and Stellar One. She earned a Bachelors and Masters in Agricultural Economics from Virginia Tech and is a graduate of the Stonier Graduate School of Banking.

Rodney R. Halsey (51) – Mr. Halsey, Executive Vice President and Chief Operations Officer of Skyline National Bank, previously worked for Grayson National Bank since 1992, when he began his career as Grayson National Bank’s Loan Review Officer. From 1996 to 2001, Mr. Halsey served as Grayson National Bank’s Assistant Vice President and Loan Officer. In 2002, he was promoted to Vice President of Information Systems/Loan Officer, and in 2009, Mr. Halsey was promoted to Senior Vice President of Information Systems/Commercial Loan Officer. In 2011, Mr. Halsey was named the Chief Operating Officer of Grayson National Bank. Mr. Halsey has previously served on the Alleghany Memorial Hospital Foundation and the Mount Rogers Planning District Loan Fund Board.  He currently serves on the Board of Trustees for Oak Hill Academy.  Mr. Halsey graduated from Appalachian State University with a degree in Business Administration.

C. Greg Edwards (63) – Mr. Edwards, Executive Vice President and Regional President, North Carolina for Skyline National Bank, previously served as President and Chief Executive Officer of Great State Bank from 2008 until its acquisition by Skyline National Bank in 2018.  He was a member of the organizing group of Great State Bank and was elected to the board and President & CEO positions at the time the bank incorporated and began operations during July 2008.  He previously served as a senior credit officer for Northwestern National Bank (formerly Wilkes National Bank) from 1994 until that bank was acquired by Integrity Financial Corp. (the parent company of Catawba Valley Bank) in 2002.  Following that transaction, he joined Bank of Granite in April 2003 where he served as Senior Vice President and County Executive in Wilkes County until he joined the Great State Bank organizing group in December 2006.  Mr. Edwards has 40 years of commercial banking experience and served in loan review, credit administration and lending roles prior to the positions above with Southern National Bank, First Union National Bank and Northwestern Bank.

Jonathan L. Kruckow (35) – Mr. Kruckow, Executive Vice President and Regional President, Virginia for Skyline National Bank, previously worked for Grayson National Bank since 2012, when he served as Senior Vice President of Commercial Lending. Prior to joining Grayson, he worked for a large regional bank in the local market where his primary focus was providing commercial banking services for small to mid-sized businesses. He is a graduate of Virginia Tech and has also completed the VBA’s School of Bank Management at the University of Virginia and is a graduate of the Graduate School of Banking at Louisiana State University. Mr. Kruckow currently serves on the VBA’s Lending Executives Committee and the VBA’s School of Bank Management Board of Trustees.

Milo L. Cockerham (33) – Mr. Cockerham, Executive Vice President and Chief Retail Banking Officer of Skyline National Bank, joined Skyline National Bank as a consultant in December of 2016 to help with the systems conversion of the merger of Grayson National Bank and Bank of Floyd. He now leads our network of 22 retail branch locations. Mr. Cockerham has 11 years of experience in the banking and financial services industry. Prior to joining Skyline, he served in a managerial role assisting with branch operations in a large branch network for a community bank in North Carolina. Mr. Cockerham is a graduate Emory & Henry College with a BA in Economics and a BS in Business Management. He is a graduate of the Graduate School of Banking at Louisiana State University. He also serves as a member of the Retail Banking Executives Committee for the Virginia Bankers Association and serves as a board member on the Galax Foundation for Excellence.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the Board are kept informed of the Company’s business through discussions with the Chairman of the Board, the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Independence of Directors

The Board of Directors in its business judgment has determined that the following twelve of its fourteen members are independent as that term is defined by the Nasdaq Stock Market: Dr. J. Howard Conduff, Jr., Bryan L. Edwards, T. Mauyer Gallimore, A. Melissa Gentry, Thomas M. Jackson, Jr., R. Devereux Jarratt, Theresa S. Lazo, W. David McNeill, James W. Shortt, Frank A. Stewart, John Michael Turman, and J. David Vaughan. The Board considered the following transactions between us and certain of our directors or their affiliates to determine whether such director was independent under the above standards:

●

Prior to the Cardinal merger, Grayson had an advisory agreement in place with Mr. Anderson under which he was paid for various consultative and advisory services related to customer, shareholder, and employee related issues. The agreement expired in September of 2014. Mr. Anderson also served as President and Chief Executive Officer of Grayson from June 2000 until his retirement in September 2013.

Board Structure and Risk Oversight

Thomas M. Jackson, Jr. serves as the Chairman of the Board of Directors and Blake M. Edwards, Jr. serves as the President and Chief Executive Officer. While the Company’s Bylaws and corporate governance guidelines do not require that the Company’s Chairman and Chief Executive Officer positions be separate, the Board of Directors made the determination that these offices would be best served by two individuals. Separating these positions allows the Chief Executive Officer to focus on day-to-day business operations of the Company, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board of Directors believes that the position of Chairman of the Board is therefore best served by a director that is independent of management.

The Company faces a number of risks, including economic risks, environmental and regulatory risks and others, such as the impact of competition. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

While the Board is ultimately responsible for risk oversight at the Company, the Board’s standing committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation Committee of the Board assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from compensation policies and programs. The Board of Directors also receives regular reports directly from officers responsible for oversight of particular risks within the Company. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the Company.

Committees of the Board

The Company has an Audit Committee and a Compensation Committee. The Company does not have a standing Nomination Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditor and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company.

The members of the Audit Committee are Frank A. Stewart, Chairman, A. Melissa Gentry, Vice Chair, Dr. J. Howard Conduff, Jr., T. Mauyer Gallimore, Theresa S. Lazo, and John Michael Turman, each of whom is independent as that term is defined by the Nasdaq Stock Market.

The Company has not currently designated an “audit committee financial expert.” The Company is located in a rural community where such expertise is limited; however, the Board believes that the current members of the Audit Committee have the ability to understand financial statements and generally accepted accounting principles, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. The Audit Committee met six times during the year ended December 31, 2019.

Compensation Committee

The Compensation Committee reviews senior management’s performance and compensation and reviews and sets guidelines for compensation of all employees. All decisions by the Compensation Committee relating to the compensation of the Company’s executive officers are reported to the full Board of Directors.

The members of the Compensation Committee are Dr. J. Howard Conduff, Jr., Chairman, Bryan L. Edwards, Vice Chair, Jacky K. Anderson, Thomas M. Jackson, Jr., and James W. Shortt. Each member, with the exception of Jacky K. Anderson, is independent as that term is defined by the Nasdaq Stock Market. The Compensation Committee met five times during the year ended December 31, 2019.

Director Nomination Process

The Board does not believe it needs a separate nominating committee because the full Board is comprised predominantly of independent directors, with the exception of Mr. Anderson and Blake M. Edwards, Jr. and has the time and resources to perform the function of selecting board nominees. When the Board performs its nominating function, the Board acts in accordance with the Company’s Articles of Incorporation and Bylaws but does not have a separate charter related to the nomination process.

In identifying potential nominees with desired levels of diversification, the Board of Directors takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent directors, director representation in geographic areas where the Company operates, and the need for specialized expertise. The Board considers candidates for Board membership suggested by its members and by management, and the Board will consider candidates suggested informally by a shareholder of the Company.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Company if the Company receives timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Company. To be timely for the 2021 annual meeting, the notice must be received within the time frame set forth below in “Proposals for 2021 Annual Meeting of Shareholders”. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in Section 2.5 of the Company’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is Post Office Box 215, Floyd, Virginia 24019.

Communications with Directors

Any director may be contacted by writing to him or her c/o Parkway Acquisition Corp., Post Office Box 215, Floyd, Virginia 24019. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company. The Company promptly forwards, without screening, all such correspondence to the indicated directors.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed the firm of Elliott Davis, PLLC as independent registered public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2020. Elliot Davis, PLLC served as our independent registered public accounting firm for the fiscal years ended December 31, 2017, 2018 and 2019. Representatives of Elliott Davis, PLLC are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Although our Bylaws do not require shareholder ratification or other approval of the retention of our independent registered public accounting firm, as a matter of good corporate governance, the Board of Directors is requesting that the shareholders ratify the appointment of Elliot Davis, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2020. A majority of the votes cast by the holders of our common stock is required for the ratification of the appointment of Elliot Davis, PLLC as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ELLIOT DAVIS, PLLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

PROPOSAL THREE

APPROVAL OF THE PARKWAY ACQUISITION CORP.

2020 EQUITY INCENTIVE PLAN

General

The Board of Directors has adopted, subject to approval by the Company’s shareholders, the Parkway Acquisition Corp. 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan is designed to promote the Company’s long-term financial success and growth in shareholder value by providing incentives to key employees and directors upon whose judgment, interest, and special efforts the successful conduct of the Company’s operations largely depends.

If approved by shareholders, a total of 300,000 shares of common stock will be reserved for issuance under the 2020 Plan. Prior to the adoption of the 2020 Plan, the Company has not made any grants of stock or stock-based incentives to employees or directors of the Company.

The material terms of the 2020 Plan are summarized below. Because this is a summary, it may not contain all the information that shareholders may consider important. In order to aid understanding of the plan, the full text of the 2020 Plan, as proposed for adoption and approval by shareholders, is provided as Appendix A to this proxy statement.

Executive Summary

The following is a summary of the key provisions of the 2020 Plan, including important features that enable the Company to maintain sound governance practices in granting awards.

Award Types: The following types of awards will be available for issuance under the 2020 Plan:

●	nonqualified and incentive stock options;
●	restricted stock and other stock awards;
●	restricted stock units; and
●	stock appreciation rights (“SARs”).

Eligible Participants: All key employees and non-employee directors of the Company and its subsidiaries.

Shares Reserved under the 2020 Plan: A total of 300,000 shares of the Company’s common stock are reserved for issuance under the 2020 Plan. The number of shares available for issuance under the 2020 Plan is subject to adjustment to reflect stock splits, stock dividends and similar events.

Shares Reserved under the 2020 Plan as a Percentage of Outstanding Common Stock as of June 30, 2020: 4.95%.

Annual Award Limits per Participant: The maximum number of shares of common stock with respect to which awards may be granted in a calendar year to any participant is limited to 20,000 shares or, in the case of non-employee directors of the Company and its subsidiaries, 10,000 shares.

Minimum Vesting: The 2020 Plan includes a minimum vesting requirement of at least one year for time-based awards under the 2020 Plan (with limits on the Compensation Committee’s ability to accelerate vesting), except those granted to (i) non-employee directors of the Company and its subsidiaries as a fee or retainer for service or (ii) key employees for an aggregate of up to 45,000 shares.

No Liberal Share Recycling: Under the 2020 Plan, shares of the Company’s common stock used to pay the exercise price of a stock option or to satisfy tax withholding in connection with an award will not be added back (recycled) to the aggregate plan limit.

No Discounted Stock Options or SARs, No Repricing: The 2020 Plan prohibits the grant of stock options or SARs with an exercise price less than the fair market value of the Company’s common stock on the grant date and prohibits repricing of stock options and SARs.

No Dividends or Similar Distributions on Unvested Awards: The 2020 Plan prohibits the payment of dividends or similar distributions on awards, whether subject to time-based or performance-based vesting, unless and until the vesting requirements have been met.

Protective Provisions: The 2020 Plan provides for the possible forfeiture of outstanding awards upon a participant’s termination for cause and contains provisions subjecting all awards under the plan to the terms of any recoupment or clawback required by law or government regulation (or similar policy in effect at the Company).

Term of the Plan: No awards may be granted under the 2020 Plan after March 16, 2030, the termination date of the plan.

Purpose

The purpose of the 2020 Plan is to promote the success of the Company and its subsidiaries by providing incentives to key employees and non-employee directors that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value, consistent with the Company’s risk management practices. The Plan is designed to provide flexibility to the Company, including its subsidiaries, in its ability to attract, retain the services of, and motivate key employees and non-employee directors upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

Shares Available for Issuance

Subject to approval by shareholders, the aggregate number of shares reserved for issuance under the 2020 Plan is 300,000. Of this total, all 300,000 shares may be issued pursuant to the exercise of incentive stock options. If any award granted under the 2020 Plan is canceled, forfeited or expires prior to exercise, vesting or settlement, the shares associated with such award will be available for future awards under the 2020 Plan. In contrast, any shares tendered, withheld or otherwise used in payment of an option or stock appreciation right exercise price or to satisfy any amount of tax withholding with respect to an award will not be available for future awards under the 2020 Plan.

In the event of a stock dividend, stock split or combination of shares, spin-off, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares or securities of the Company to be issued under the 2020 Plan (under outstanding and future awards), the exercise price of options and SARs, the annual limits on and the aggregate number and kind of shares for which awards may be made, and other relevant provisions of the 2020 Plan and outstanding awards shall be proportionately, equitably and appropriately adjusted by the Compensation Committee.

To date, no awards have been granted under the 2020 Plan.

Annual Limit on Awards

The maximum number of shares with respect to which awards may be granted in any calendar year to any individual other than a non-employee director will be 20,000 shares. A non-employee director may only receive awards for a maximum number of 10,000 shares of common stock in any calendar year.

Administration

The 2020 Plan will be administered by the Compensation Committee, which is composed entirely of independent directors. The Compensation Committee will have the power, among other things and subject to the provisions of the 2020 Plan, to determine the terms and conditions upon which awards may be made and exercised, to determine all terms and provisions of each award agreement, to construe and interpret award agreements and the 2020 Plan (including the ability to resolve any ambiguities and define any terms), to establish, amend or waive rules or regulations for the 2020 Plan’s administration, to accelerate the exercisability of any award or the termination of any vesting period or other restrictions imposed under the 2020 Plan and to make all other determinations and take all other actions necessary or advisable for the administration of the 2020 Plan.

The Compensation Committee may delegate all or part of its authority to the Company’s chief executive officer with respect to awards to individuals not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Eligibility

Any key employee or non-employee director of the Company or any of its subsidiaries (including members of an advisory board of the Company or any of its subsidiaries). References in this summary to non-employee director participants include participants who are members of an advisory board of the Company or a subsidiary. Key employees of the Company include officers or other key employees of the Company or its subsidiaries, who, in the opinion of the Compensation Committee, can contribute significantly to the growth and profitability of, or perform services of importance to, the Company and its subsidiaries. As of June 30, 2020, the Company and its subsidiaries employed 233 individuals, and there were 13 non-employee directors of the Company and its subsidiaries.

Types of Awards

Stock Options. Stock options granted under the 2020 Plan may be incentive stock options (which meet the requirements of Internal Revenue Code of 1986 (“IRC”) Section 422) and options that do not qualify as incentive stock options (“nonqualified stock options”). A stock option entitles a recipient to purchase shares of common stock at a specified exercise price. The Compensation Committee will fix the exercise price at the time that the stock option is granted, provided that the exercise price cannot be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant. On June 30, 2020, the closing price of the common stock was $10.00 per share. The exercise price may be paid (i) in cash, (ii) by delivery of previously acquired shares with an aggregate fair market value equal to the exercise price for the number of option shares being acquired, (iii) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale proceeds with respect to the sale of stock, the amount necessary to pay the exercise price and, if necessary, applicable withholding taxes, (iv) if provided in an award agreement with respect to nonqualified stock options, by the Company withholding shares otherwise issuable upon the exercise equal to the fair market value at the time of exercise, or (v) through a combination of the foregoing. Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Compensation Committee, including the requirement that they will not be exercisable after 10 years from the date of grant.

Restricted Stock Awards. The 2020 Plan permits the grant of restricted stock awards that are subject to a substantial risk of forfeiture and/or limitations on transferability until the designated conditions for the lapse of such restrictions are satisfied. The relevant restrictions may lapse based on a period of time or after meeting performance criteria specified by the Compensation Committee, or both. A participant who receives a restricted stock award will have all the rights of a shareholder as to those shares, including the right to vote; provided, however, that no dividends on shares of restricted stock will be paid to a participant unless and until those shares vest, at which time the accrued dividends will be delivered.

Restricted Stock Unit Awards. The Compensation Committee may also award restricted stock units (“RSU”) under the 2020 Plan. An RSU is an award that represents the right to receive cash, common stock or a combination thereof, valued by reference to the fair market value of the common stock or a fixed dollar amount. The Compensation Committee may place such restrictions on the vesting of RSUs as the Compensation Committee deems appropriate, which restrictions may lapse based on a period of time or after meeting performance criteria specified by the Compensation Committee, or both. The RSU may entitle the recipient to receive, upon the lapse of such restrictions, an amount equal to the product of multiplying (a) the number of shares equal to the number of RSUs with respect to which the restrictions lapse by (b) the fair market value per share of common stock on the date the restrictions lapse. Holders of RSUs have no right to vote the shares represented by the units, but may be credited with deemed cash and stock dividends paid by the Company in respect of its common stock, which dividends will be distributed in cash or stock, as applicable, only upon the release of restrictions on such RSU.

Stock Awards. The Compensation Committee may grant a stock award that is fully vested and freely transferable as of the date the award is granted, subject to restrictions under applicable federal or state securities laws. No more than 45,000 shares may be granted as unrestricted stock awards to key employees.

Stock Appreciation Rights. The Compensation Committee may award SARs that entitle a participant upon exercise to receive cash, shares of common stock or a combination thereof, upon the terms and conditions prescribed by the Compensation Committee. Upon exercise of a SAR, a participant is entitled to receive an amount equal to the product of multiplying (i) the number of shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the fair market value per share of common stock on the date of exercise of the SAR over (B) the SAR exercise price. The exercise price of a SAR may not be less than the fair market value on the date of grant. The term of a SAR cannot exceed 10 years from the date of grant.

Performance Goals

The performance goals with respect to an award may be based on one or more performance measures or goals set by the Compensation Committee and may include (but are not limited to) any one or more of the following performance criteria:

●    stock value or increases therein,

●    total shareholder return,

●    operating revenue,

●    commodity revenue,

●    tangible book value or tangible book value growth, tangible book value per share or growth in tangible book value per share,

●    earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization),

●    diluted earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization), including fully diluted earnings per share after extraordinary events,

●    net earnings,

●    earnings and/or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating earnings and/or operating earnings growth,

●   profits or profit growth (net profit, gross profit, operating profit, net operating profit, economic profit, profit margins or other corporate profit measures),

●    cash flow, operating cash flow or free cash flow (either before or after dividends),

●    cash from operations,

●    operating or other expenses or growth thereof,

●    operating efficiency,

●    return on equity,

●    return on tangible equity or return on tangible common equity,

●    achievement of risk management objectives,

●    achievement of strategic performance objectives,

●    achievement of merger or acquisition objectives,

●    implementation, management or completion of critical projects or processes,

●    market capitalization,

●    return on assets, net assets, capital or investment (including return on total capital or return on invested capital),

●    return on operating revenue,

●    sales or revenues or growth thereof,

●    deposits, loan and/or equity levels or growth thereof,

●    working capital targets,

●    assets under management or growth thereof,

●    cost control measures,

●    regulatory compliance,

●    gross, operating or other margins,

●    efficiency ratio (as generally recognized and used for bank financial reporting and analysis),

●    operating ratio,

●    income or net income,

●    operating income,

●    interest income,

●    net interest income,

●    net interest margin,

●    non-interest income,

●    non-interest expense,

●    credit quality, net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion),

●    percentage of non-accrual loans to total loans or net charge-off ratio,

●    provision expense,

●    productivity,

●    customer satisfaction,

●    satisfactory internal or external audits,

●    improvement of financial ratings,

●    achievement of balance sheet or income statement objectives,

●    quality measures,

●    regulatory exam results,

●    total enterprise value (market capitalization plus debt),

●    economic value added,

●    debt leverage (debt to capital),

●    market share, or

●    any component or components of the foregoing.

These performance goals may be applied to the performance of the Company as a whole or to the performance of a subsidiary, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Compensation Committee in the award. The Compensation Committee in its sole discretion may decide whether to include the effect of discontinued operations and dispositions of business units or segments, non-recurring items, material extraordinary items that are both unusual and infrequent, non-budgeted items, special charges, accruals for acquisitions, reorganization and restructuring programs and/or changes in tax law, accounting principles or other such laws or provisions affecting the Company’s reported results.

Restrictions on Transfer

In general, awards granted under the 2020 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a participant, other than by will or the laws of descent and distribution.

Change of Control Provisions

In the event of a “change of control” (as defined in the 2020 Plan), the Compensation Committee may, at the time an award is made or thereafter, take any one or more of the following actions: (i) provide for acceleration of the vesting, delivery and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, any such award so that such award may be exercised or realized in full on or before a date initially fixed by the Compensation Committee; (ii) provide for the purchase, settlement or cancellation of any such award by the Company, for an amount of cash equal to the amount which could have been obtained upon the exercise of such award or realization of a participant’s rights had such award been currently exercisable or payable; (iii) provide for the replacement of any such stock-settled award with a cash-settled award; (iv) make such adjustment to any such award then outstanding as the Compensation Committee deems appropriate to reflect such change of control and to retain the economic value of the award; or (v) cause any such award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such change of control.

Amendment and Termination

If not sooner terminated by the Board of Directors of the Company, the 2020 Plan shall terminate on March 16, 2030. The Board of Directors may terminate, amend, or modify the Plan at any time and from time to time. An amendment or modification may be without shareholder approval, except to the extent that such approval is required under state law, by the IRC, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Company’s common stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations. In general, a termination, amendment or modification of the Plan will not adversely affect any award previously granted under the 2020 Plan, without the written consent of the participant.

Summary of Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences under the 2020 Plan. This summary does not address all matters that may be relevant to a particular participant based on his or her specific circumstances.

Nonqualified Stock Options. The grant of a nonqualified stock option will not result in taxable income to a participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to a participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary (as defined for purposes of the relevant tax rules) during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise. This employment period is one year prior to the date of exercise if the participant is “disabled” (as defined in the IRC). The heirs of a participant are not subject to this tax rule. The difference between the fair market value of the shares on the exercise date over the exercise price is taken into account for alternative minimum tax purposes.

If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant or within one year after exercise, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to any deduction for federal income tax purposes.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and the Company will be allowed a corresponding deduction, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Special rules apply if a participant pays the exercise price for either type of option using shares previously owned by the participant.

Restricted Stock Awards. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. A participant may make a Section 83(b) election under the IRC to be taxed and recognize compensation income based on the fair market value at the time of grant, in which case the Company will be entitled to a corresponding deduction at that time. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting (or at grant, if a Section 83(b) election is made).

Stock Awards. Upon the grant of a stock award, a participant generally will realize ordinary income equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction.

Restricted Stock Units. A participant who has been granted restricted stock units will not realize taxable income at the time of grant. Upon receipt of common stock or cash in the future pursuant to such an award, the participant will realize ordinary income equal to the then fair market value of those shares, and/or the amount of any cash received, and the Company will receive a corresponding deduction.

Stock Appreciation Rights. The grant of a SAR will not result in taxable income to a participant. Upon exercise, the amount of cash or the fair market value of shares received will be taxable to the participant as ordinary income, and the Company will be allowed a corresponding deduction. Gains or losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Benefits to Executive Officers and Directors

Participation in the 2020 Plan is made at the Compensation Committee’s discretion and is based on the performance of the Company. Accordingly, future awards under the plan are not determinable at this time.

Shareholder Vote Required

The 2020 Plan will be approved by shareholders if a majority of votes cast by holders of common stock vote in favor of the action.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PARKWAY ACQUISITION CORP. 2020 EQUITY INCENTIVE PLAN.

PROPOSALS FOR 2021 ANNUAL MEETING OF SHAREHOLDERS

The Company’s Bylaws prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at the 2021 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the one-year anniversary of the preceding year’s annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2021 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the one-year anniversary of the preceding year’s annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company. Based upon the anticipated date of May 18, 2021 for the 2021 annual meeting of shareholders, the Company must receive any notice of nomination or other business for the 2021 annual meeting of shareholders no later than March 19, 2021 and no earlier than February 17, 2021.

APPENDIX A

PARKWAY ACQUISITION CORP.

2020 EQUITY INCENTIVE PLAN

ARTICLE I

Establishment, Purpose and Duration

1.1     Establishment of the Plan.

(a)     Parkway Acquisition Corp., a Virginia banking corporation (the “Company”), hereby establishes the Parkway Acquisition Corp. 2020 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, and Stock Awards to Key Employees of the Company or its Subsidiaries and the grant of Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, and Stock Awards to Non-Employee Directors of the Company or its Subsidiaries.

(b)     The Plan was adopted by the Board of Directors of the Company on March 17, 2020 and shall become effective, subject to the approval of the Plan by the Company’s shareholders, on August 18, 2020 (the shareholder approval date, the “Effective Date”).

1.2     Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its subsidiaries by providing incentives to Key Employees and Non-Employee Directors that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value, consistent with the Company’s risk management practices. The Plan is designed to provide flexibility to the Company, including its Subsidiaries, in its ability to attract, retain the services of, and motivate Key Employees and Non-Employee Directors upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

1.3     Duration of the Plan. The terms of this Plan shall become effective on the Effective Date, as described in Section 1.1(b). No Award may be granted under the Plan after March 16, 2030. Awards outstanding on such date shall remain valid in accordance with their terms. The Board shall have the right to terminate the Plan at any time pursuant to Article XV.

ARTICLE II
Definitions

2.1     Definitions. The following terms shall have the meanings set forth below:

(a)     “Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

(b)     “Agreement” means a written agreement or other instrument or document, which may be in electronic format, implementing the grant of an Award and setting forth the specific terms of an Award, and which is signed or acknowledged (including a signature or acknowledgment in electronic format) by an authorized officer of the Company and the Participant, except that no signature will be required from the Participant in the case of a Stock Award with no vesting conditions. The Company’s Chief Executive Officer, Chief Financial Officer, Chairman of the Committee, Chairman of the Board, and such other directors or officers of the Company as shall be designated by the Committee are hereby authorized to execute or acknowledge Agreements on behalf of the Company (including a signature or acknowledgment in electronic format) and to cause Agreements to be delivered to each Participant (including delivery in electronic format).

(c)     “Award” means a grant under this Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, or Stock Award.

(d)     “Award Date” means the date on which an Award is made (also referred to as “granted”) by the Committee under this Plan.

(e)     “Beneficiary” means the person designated by a Participant pursuant to Section 16.11.

(f)     “Board” means the Board of Directors of the Company, unless otherwise indicated.

(g)     “Cause” has the meaning set forth in any employment agreement, or, if none, in any severance or change of control agreement, then in effect between the Participant and the Company or a Subsidiary, if applicable, and, if the Participant has no such agreement or if such agreement does not define the term, “Cause” means the Participant’s (i) willful misconduct in connection with the performance of the Participant’s duties, (ii) misappropriation or embezzlement of funds or material property of the Company or any Affiliate, (iii) fraud or dishonesty with respect to the Company or any Affiliate, (iv) failure to perform any of the material duties and responsibilities of the Participant’s position (other than by reason of Disability) or failure to follow reasonable instructions or policies of the Company, in either case after being advised in writing of such failure and being given a reasonable opportunity and period (as determined by the Company in its reasonable business judgment) to remedy such failure (if such failure is capable of being remedied), which period shall not be less than 30 days, (v) conviction of, indictment for (or the procedural equivalent), or entering of a guilty plea or plea of no contest with respect to any felony or any misdemeanor involving moral turpitude, (vi) material violation of any policy, code or standard of behavior or ethics generally applicable to employees of the Company, after being advised in writing of such breach or violation and being given a reasonable opportunity and period (as determined by the Company in its reasonable business judgment) to remedy such breach or violation (if such breach or violation is capable of being remedied), which period shall be not less than 30 days, (vii) willful violation of any final cease and desist order, (viii) knowing breach of any fiduciary duty owed to the Company or its Affiliates, or (ix) engaging in conduct that, if it became known by any regulatory or governmental agency or the public, would result or is reasonably likely to result, in the good faith judgment of the Company, in material injury to the Company, monetarily or otherwise.

(h)     “Change of Control” means any one of the following events occurring after the Effective Date:

(i) any person or entity, including a “group” as defined in Section 13(d)(3) of the  Securities  Exchange  Act  of  1934,  a  wholly-owned subsidiary thereof, or any employee benefit plan of the Company or any of its Subsidiaries becomes the beneficial owner of Company Stock having fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of the issuance of securities initiated by the Company in the ordinary course of business);

(ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the holders of all Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction constitute, following such transaction, less than a majority of the combined voting power of the then-outstanding securities of the Company or any of their respective successor corporations or entities entitled to vote generally in the election of the directors of Company or such other corporation or entity after such transactions; or

(iii) the date a majority of members of the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board before the date of the appointment or election.

(i)     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(j)     “Committee” means the committee of the Board appointed by the Company to administer the Plan pursuant to Article III, which shall be the Compensation Committee of the Board unless a subcommittee is required as provided below or unless the Board determines otherwise. All members of the Committee shall be “independent directors” under applicable listing standards of any national securities exchange or system on which the Stock is then listed or reported, or, if the Stock is not then listed or reported on a national securities exchange or system, under the applicable independence standard selected by the Company’s Board. For actions which require that all of the members of the Committee constitute “non-employee directors” as defined in Rule 16b-3, or any similar or successor rule, the Committee shall consist of a subcommittee of at least two members of the Compensation Committee meeting such qualifications. In the event the Board exercises the authority of the Committee in connection with the Plan or an Award as contemplated by Section 3.1(a), the term “Committee” shall refer to the Board in connection with the Plan or with regard to that Award.

(k)     “Company” means Parkway Acquisition Corp., a Virginia corporation.

(l)      “Disability” or “Disabled” means with respect to an Incentive Stock Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(n)     “Fair Market Value” of a Share means (i) the per Share price at the close of business on the applicable principal U.S. market or applicable broker-dealer quotation service on the relevant date if it is a trading date, or, if not, on the most recent date on which the Stock was traded prior to such date, as reported by the national securities exchange or system for the applicable principal U.S. market or the applicable broker-dealer quotation service or such other source as the Committee deems reliable, provided, however, the Committee may elect to use, subject to applicable requirements of the Code, the average closing price over a designated number of up to thirty (30) consecutive days to determine the Fair Market Value if the daily volume of trading in the Stock is not, in the sole discretion of the Committee, sufficient to be a reliable indicator of Fair Market Value, or (ii) if the Stock is not then traded or quoted on an established U.S. market or broker-dealer quotation service or listed or reported on a national securities exchange or system or if, in the opinion of the Committee, the method set forth in (i) is otherwise inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable application of a reasonable method adopted by the Committee in good faith for such purpose, which shall be conclusive and binding on all persons, provided, however, that the Fair Market Value of Stock subject to an Incentive Stock Option shall be determined in good faith within the meaning of Treasury Regulation § 1.422-2(e)(2) and the Fair Market Value of Stock subject to a Nonqualified Stock Option shall be determined in accordance with Treasury Regulation § 1.409A-1(b)(5)(iv).

(o)     “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI, which is designated as an incentive stock option and is intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code Section 422.

(p)     “Key Employee” means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of importance to, the Company and its Subsidiaries.

(q)     “Non-Employee Director” means an individual who is a member of the board of directors of the Company or any Subsidiary thereof or a member of an advisory board of the Company or any Subsidiary thereof and, in either case, who is not an employee of the Company or any Subsidiary thereof.

(r)     “Nonqualified Stock Option” means an option to purchase Stock, granted under Article VI, which is not intended to be an Incentive Stock Option and is so designated, or which, in whole or in part, does not satisfy the requirements to qualify as an Incentive Stock Option.

(s)     “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(t)     “Participant” means a Key Employee or Non-Employee Director who has been granted an Award under the Plan and whose Award remains outstanding.

(u)      “Performance Goal” means one or more performance measures or goals set by the Committee in its discretion for each grant of an Award subject to performance-based conditions. The extent to which such performance measures or goals are met will determine the amount or value of such Award that a Participant is entitled to exercise, receive or retain. For purposes of the Plan, a Performance Goal may be particular to a Participant, and may include, but is not limited to, any one or more of the following performance criteria, either individually, alternatively or in any combination, subset or component, applied to the performance of the Company as a whole or to the performance of a Subsidiary, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Committee in the Award: (i) Stock value or increases therein, (ii) total shareholder return, (iii) operating revenue, (iv) commodity revenue, (v) tangible book value or tangible book value growth, tangible book value per share or growth in tangible book value per share, (vi) earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization), (vii) diluted earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization), including fully diluted earnings per share after extraordinary events, (viii) net earnings, (ix) earnings and/or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating earnings and/or operating earnings growth, (x) profits or profit growth (net profit, gross profit, operating profit, net operating profit, economic profit, profit margins or other corporate profit measures), (xi) cash flow, operating cash flow or free cash flow (either before or after dividends), (xii) cash from operations, (xiii) operating or other expenses or growth thereof, (xiv) operating efficiency, (xv) return on equity, (xvi) return on tangible equity or return on tangible common equity, (xvii) return on assets, net assets, capital or investment (including return on total capital or return on invested capital), (xviii) return on operating revenue, (xix) sales or revenues or growth thereof, (xx) deposits, loan and/or equity levels or growth thereof, (xxi) working capital targets, (xxii) assets under management or growth thereof, (xxiii) cost control measures, (xxiv) regulatory compliance, (xxv) gross, operating or other margins, (xxvi) efficiency ratio (as generally recognized and used for bank financial reporting and analysis), (xvii) operating ratio, (xxviii) income or net income, (xxix) operating income, (xxx) interest income, (xxxi) net interest income, (xxxii) net interest margin, (xxxiii) non-interest income, (xxxiv) non-interest expense, (xxxv) credit quality, net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion), (xxxvi) percentage of non-accrual loans to total loans or net charge-off ratio, (xxxvii) provision expense, (xxxviii) productivity, (xxxix) customer satisfaction, (xl) satisfactory internal or external audits, (xli) improvement of financial ratings, (xlii) achievement of balance sheet or income statement objectives, (xliii) quality measures, (xliv) regulatory exam results, (xlv) achievement of risk management objectives, (xlvi) achievement of strategic performance objectives, (xlvii) achievement of merger or acquisition objectives, (xlviii) implementation, management or completion of critical projects or processes, (xlix) market capitalization, (l) total enterprise value (market capitalization plus debt), (li) economic value added, (lii) debt leverage (debt to capital), (lii) market share, or (liv) any component or components of the foregoing (including, without limitation, determination thereof, in the Committee’s sole discretion, with or without the effect of discontinued operations and dispositions of business units or segments, non-recurring items, material extraordinary items that are both unusual and infrequent, non-budgeted items, special charges, accruals for acquisitions, reorganization and restructuring programs and/or changes in tax law, accounting principles or other such laws or provisions affecting the Company’s reported results). Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof. The Committee shall determine the performance period during which a Performance Goal must be met, and attainment of Performance Goals shall be subject to certification by the Committee.

(v)     “Period of Restriction” means the period during which Shares of Restricted Stock are subject to a substantial risk of forfeiture and/or subject to limitations on transfer, pursuant to Article VII, or the period during which Restricted Stock Units are subject to vesting requirements, pursuant to Article VIII, or the period prior to an Option’s or SAR’s becoming exercisable under the terms of an Award Agreement. The relevant restriction may lapse based on a period of time or after meeting performance criteria specified by the Committee, or both. The Period of Restriction shall be set by the Committee; provided, however, that except as provided in the following sentence, when the Period of Restriction lapses solely based on a period of time, the length of such period of time shall not be less than one year, subject to applicable provisions regarding accelerated vesting events. The foregoing minimum Period of Restriction shall not be applicable to (x) Awards granted to Non-Employee Directors as a retainer for service, including annual or other grants made pursuant to a director compensation policy or arrangement; nor to (y) Awards to Key Employees for a number of Shares (when added to the aggregate number of unrestricted Stock Awards to Key Employees) that does not exceed 15% of the Shares authorized for issuance hereunder.

(w)     “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article VII, which is subject to a substantial risk of forfeiture and/or subject to limitations on transferability until the designated conditions for the lapse of such restrictions, which may include achievement or satisfaction of one or more Performance Goals, are satisfied.

(x)     “Restricted Stock Unit” or “RSU” means an Award designated as a Restricted Stock Unit, which is a bookkeeping entry granted to a Participant pursuant to Article VIII, valued by reference to the Fair Market Value of Stock or valued as a fixed dollar amount, and subject to vesting requirements, which may include achievement or satisfaction of one or more Performance Goals. Restricted Stock Units are payable in cash, Stock or a combination thereof. Even to the extent a Restricted Stock Unit is denoted by reference to Shares of Stock and is payable in Stock, the receipt of a Restricted Stock Unit Award does not constitute receipt of the underlying Shares.

(y)     “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, including any corresponding subsequent rule or any amendments enacted after the Effective Date.

(z)     “Stock” or “Shares” means the common stock of the Company.

(aa)    “Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article IX, and payable in cash, Stock or a combination thereof.

(bb)    “Stock Award” means an Award of Stock granted to a Participant pursuant to Article X.

(cc)     “Subsidiary,” for purposes of Incentive Stock Options, shall mean a corporation at least fifty percent (50%) of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries. For purposes of all Awards other than Incentive Stock Options, “Subsidiary” shall mean any entity that would be considered a single employer with the Company within the meaning of Code Section 414(b) or Code Section 414(c), except to the extent a different definition is required under Code Section 409A.

ARTICLE III
Administration

3.1     The Committee.

(a)     The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are “non-employee directors” as that term is defined in Rule 16b-3, or by the Board. In the event the Board determines that a member of the Committee (or any applicable subcommittee) was not an “independent director” under applicable listing standards of any national securities exchange or system on which the Stock is then listed or reported or other independence standard selected by the Company’s Board if the Stock is not then listed or reported and/or was not a “non-employee director” as defined in Rule 16b-3, as applicable, on the Award Date, such determination shall not invalidate the Award and the Award shall remain valid in accordance with its terms. Any authority granted to the Committee may also be exercised by the full Board.

(b)     The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan, including the ability to resolve any ambiguities and define any terms; (iv) to establish, amend or waive rules or regulations for the Plan’s administration; (v) to accelerate the exercisability of any Award or the termination of any Period of Restriction or other restrictions imposed under the Plan; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The interpretation and construction of any provisions of the Plan or an Agreement by the Committee shall be final and conclusive. In the event of a conflict or inconsistency between the Plan and any Agreement, the Plan shall govern, and the Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(c)     The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(d)     The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee’s authority and duties with respect to Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegee or delegees that were consistent with the terms of the Plan.

3.2     Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees and Non-Employee Directors as may be selected by the Committee. Each Award shall be evidenced by an Agreement. The Committee may grant Awards, subject to the terms of the Plan, as part of, or in settlement of incentive opportunities under one or more incentive or performance-based bonus programs of the Company or a Subsidiary, including those based on attainment of Performance Goals.

3.3     Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

3.4     Rule l6b-3 Requirements. Notwithstanding any provision of the Plan to the contrary, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3.

3.5     Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries; provided, that the Company shall be entitled to conduct or direct any such defense or appeal and approve any settlement.

ARTICLE IV
Stock Subject to the Plan

4.1     Number of Shares.

(a)     Subject to adjustment as provided in Article XIV, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 300,000. Except as provided in Section 4.2, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

(b)     Subject to adjustment as provided in Article XIV, all 300,000 Shares issuable under the Plan may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options that are the subject of disqualifying dispositions within the meaning of Code Sections 421 and 422).

4.2     Lapsed Awards or Forfeited Shares. If any Award granted under this Plan terminates, expires, or lapses for any reason other than by virtue of exercise, vesting, or settlement of the Award, or if Shares issued pursuant to Awards are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

4.3     Use of Shares as Payment of Exercise Price or Taxes. Shares withheld by the Company, delivered by the Participant, or otherwise used to pay the Option Price pursuant to the exercise of an Option or the SAR Exercise Price pursuant to the exercise of a SAR shall not be available for future Awards under the Plan. Shares withheld by the Company, delivered by the Participant, or otherwise used to satisfy payment of withholding taxes associated with an Award shall not be available for future Awards under the Plan. To the extent Shares are delivered or withheld pursuant to the exercise of an Option or a SAR, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for future Awards under the Plan, as opposed to counting only those Shares issued upon exercise.

4.4     Per-Participant Annual Limit. The maximum number of Shares with respect to which Awards may be granted in any calendar year to any Key Employee during such calendar year shall be 20,000 in the aggregate and the maximum number of Shares with respect to which Awards may be granted in any calendar year to any Non-Employee Director during such calendar year shall be 10,000 in the aggregate.

4.5     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award thereunder. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

ARTICLE V
Eligibility

Persons eligible to participate in the Plan include (i) all employees of the Company and its Subsidiaries (including any entity that becomes a Subsidiary after the Effective Date) who, in the opinion of the Committee, are Key Employees and (ii) all Non-Employee Directors. The grant of an Award shall not obligate the Company to pay a Key Employee or Non-Employee Director any particular amount of remuneration, to continue the employment of a Key Employee or the service of a Non-Employee Director, or to make further grants to a Key Employee or Non-Employee Director at any time thereafter.

ARTICLE VI
Stock Options

6.1     Grants of Options. Subject to the terms and provisions of the Plan, Options may be granted to such Key Employees and Non-Employee Directors at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that only Nonqualified Stock Options may be granted to Non-Employee Directors.

6.2     Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of the Option, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option or Nonqualified Stock Option, provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Nonqualified Stock Option. No Option may be exercised after the expiration of its term or, except as set forth in the Participant’s Agreement, after the termination of the Participant’s employment or service. The Committee shall set forth in the Participant’s Agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service.

6.3     Option Price. The exercise price per share of Stock covered by an Option (“Option Price”) shall be determined by the Committee subject to the limitations described in this Section 6.3 and the Plan. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Award Date.

6.4     Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant, provided, however, that no Option shall be exercisable on or after the tenth (10th) anniversary date of its Award Date.

6.5     Exercisability.

(a)     Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

(b)     An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Award Date) of the Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and any Subsidiary shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonqualified Stock Options to the extent permitted by law.

6.6     Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form (which may be electronic) prescribed by the Committee (or its delegee) setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise. To the extent approved by the Committee from time to time, the Option Price shall be payable to the Company in full either (a) in cash, (b) by delivery of Shares of Stock that the Participant has previously acquired and owned valued at Fair Market Value at the time of exercise, provided that such method of payment is then permitted under applicable law or regulation, (c) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale proceeds with respect to the sale of Stock, the amount necessary to pay the Option Price and, if necessary, applicable withholding taxes, (d) if provided in an Agreement, and only for a Nonqualified Stock Option, by the Company withholding Shares otherwise issuable upon the exercise valued at Fair Market Value at the time of exercise, or (e) by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment of the Option Price and completion of payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise, the Company shall, in the Committee’s discretion, either deliver to the Participant stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name, or deliver the appropriate number of Shares in book-entry or electronic form.

6.7     Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable federal securities law, under the requirements of any national securities exchange or system on which the Stock is then listed or reported, and under any blue sky or state securities laws applicable to such Shares.

6.8     Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than upon the death of the Participant in accordance with Section 16.11. Further, Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

6.9     Disqualifying Disposition of Shares Issued on Exercise of an ISO. If a Participant makes a “disposition” (within the meaning of Code Section 424(c)) of Shares issued upon exercise of an ISO within two (2) years from the Award Date or within one (1) year from the date the Shares are transferred to the Participant, the Participant shall, within ten (10) days of disposition, notify the Committee (or its delegee).

6.10     Shareholder Rights. A Participant holding Options shall have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights as a shareholder until after the exercise of the Options and the issuance of the underlying Shares. In no event shall any Option granted under the Plan include any right to dividend equivalents with respect to such Option or the underlying Shares.

ARTICLE VII
Restricted Stock

7.1     Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Key Employees and Non-Employee Directors and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. If determined by the Committee, custody of Shares of Restricted Stock may be retained by the Company until the termination of the Period of Restriction pertaining thereto.

7.2     Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Shares granted, and, if applicable, any Performance Goal(s), and such other provisions as the Committee shall determine.

7.3     Transferability. Except as provided in this Article VII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

7.4     Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions or otherwise denote the Restricted Stock as restricted, if issued in book-entry or electronic form.

7.5     Certificate Legend. Shares of Restricted Stock issued in book-entry or electronic form are made subject, pursuant to Section 7.4, any Award of Restricted Stock issued in book-entry or electronic form shall be subject to such legend, and any certificates representing shares of Restricted Stock granted pursuant to the Plan shall bear such legend, as may be required by the Company or the Committee.

7.6     Removal of Restrictions. Except as otherwise provided in this Article VII, the Agreement, or applicable law or regulation, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction, and, where applicable, after a determination of the satisfaction or achievement of any applicable Performance Goal(s). Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 7.5 removed from his Stock certificate or similar notation removed from such Shares if issued in book-entry or electronic form.

7.7     Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

7.8     Dividends and Other Distributions. During the Period of Restriction, any dividends or distributions with respect to Shares of Restricted Stock shall be subject to the same restrictions, including satisfaction of Performance Goals, as the Shares of Restricted Stock with respect to which they were paid. Any cash dividends and Stock dividends with respect to Restricted Stock shall be withheld by the Company for the Participant’s account unless and until the underlying shares of Restricted Stock vest, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or Stock dividends so withheld by the Committee and attributable to any particular Share of Restricted Stock shall be distributed to the Participant in cash or Stock, as applicable, upon the release of restrictions on such Share and, if such share is forfeited, the Participant shall have no right to such dividends.

ARTICLE VIII

Restricted Stock Units

8.1     Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan (with one Unit representing one Share) to such Key Employees and Non-Employee Directors and in such amounts as it shall determine. Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

8.2     Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, and if applicable, any Performance Period and Performance Goal(s), and such other provisions as the Committee shall determine.

A participant holding Restricted Stock Units shall have no rights to deemed dividends or other distributions with respect to such Restricted Stock Units unless the Committee provides otherwise in the Agreement. The Committee may provide in the Agreement for deemed dividends or distributions with respect to Restricted Stock Units; provided, that any deemed cash dividends and Stock dividends with respect to such Restricted Stock Units shall be accounted for by the Company until such time, if any, as the related Restricted Stock Units vest The deemed cash dividends or Stock dividends so accounted for shall be distributed to the Participant in cash or Stock, as applicable, upon the release of restrictions on such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such deemed dividends. A Participant holding Restricted Stock Units shall have no right to vote the Shares represented by such Restricted Stock Units unless and until the underlying Shares are issued to the Participant.

8.3     Payment after Lapse of Restrictions. Subject to the provisions of the Agreement, upon the lapse of restrictions with respect to a Restricted Stock Unit, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding), an amount equal to the product of multiplying (a) the number of Shares equal to the number of Restricted Stock Units with respect to which the restrictions lapse by (b) the Fair Market Value per Share on the date the restrictions lapse. Payment shall be made at the time(s) specified in the Agreement.

Payment of the RSU Value to the Participant shall be made in Shares, in cash or a combination thereof as determined by the Committee, either at the time of the Award or thereafter, and as provided in the Agreement. To the extent payment of the RSU Value or to the Participant is made in Shares, such Shares shall be valued at the Fair Market Value on the date the restrictions therefor lapse in the case of an immediate payment or at the Fair Market Value on the date of settlement in the event of a delayed. The Committee may specify in a Restricted Stock Unit Agreement that the Shares which are delivered upon payment of the RSU Value may be Restricted Stock pursuant to Article VII and subject to such further restrictions and vesting as provided in the Restricted Stock Unit Agreement.

8.4     Nontransferability of Restricted Stock Units. No Restricted Stock Unit granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 16.11.

ARTICLE IX

Stock Appreciation Rights

9.1     Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Appreciation Rights under the Plan to such Key Employees and Non-Employee Directors and in such amounts as it shall determine.

9.2     SAR Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify its terms and conditions, which terms and conditions shall be determined by the Committee, subject to the limitations set forth in this Article IX. The per Share exercise price of a SAR (the “SAR Exercise Price”) shall not be less than 100% of the Fair Market Value of a Share on the Award Date.

9.3     Exercisability of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs, subject to the limitations set forth in this Article IX.

9.4     Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten (10) years from the Award Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds the SAR Exercise Price. A SAR shall be exercised by delivery to the Committee (or its delegee) of a written notice of exercise in the form (which may be electronic) prescribed by the Committee (or its delegee).

9.5     Payment after Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company therefor (except for required tax withholding), an amount (the “SAR Value”) equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) the SAR Exercise Price. Payment of the SAR Value to the Participant shall be made at the time of exercise in Shares, in cash or in a combination thereof as determined by the Committee.

9.6     Nontransferability of SARs. No SAR granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 16.11.

9.7     Shareholder Rights. A Participant holding SARs shall have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights as a shareholder until after the exercise of the SARs and the issuance of the underlying Shares. In no event shall any SAR granted under the Plan include any right to dividend equivalents with respect to such SAR or the underlying Shares.

ARTICLE X

Stock Awards

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant unrestricted Stock Awards under the Plan to such Non-Employee Directors and to Key Employees (as limited herein) in such amounts as it shall determine. Unless otherwise provided in the Agreement, Participants receiving Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. Unless otherwise provided in the applicable Agreement, Stock Awards shall be fully vested and freely transferable as of the Award Date, subject to restrictions under applicable federal or state securities laws. No more than 15% of the Shares authorized for issuance hereunder may be granted as unrestricted Stock Awards to Key Employees.

ARTICLE XI

Employment or Service

11.1     Termination Generally. The Committee shall provide in an Agreement the effect on the applicable Award of a Participant’s termination of employment or service with the Company or a Subsidiary.

11.2     Termination for Cause. Unless otherwise provided in the Agreement, in the event a Participant’s employment or service is terminated for Cause, the unvested portion and the vested portion not yet paid or exercised of each Award held by the Participant shall be automatically forfeited to the Company without consideration therefor and no further exercise of an Option or a SAR shall be allowed.

11.3     No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted under the Plan shall confer upon any Participant any right to continue to serve the Company or a Subsidiary in the capacity in effect at the time the Award was granted or shall affect the right of the Company or a Subsidiary to terminate (i) the employment of an employee with or without notice and with or without Cause, or (ii) the service of a director pursuant to the bylaws of the Company or an Subsidiary, and any applicable provisions of the corporate law of Virginia in the case of the Company or the corporate law of the jurisdiction in which a Subsidiary is incorporated, as the case may be. Further, the grant of an Award shall not obligate the Company or any Subsidiary to pay a Key Employee any particular amount of remuneration or to make further grants to any Key Employee or Non-Employee Director at any time thereafter.

Article XII

Change in Capital Structure

12.1     Effect of Change in Capital Structure. In the event of a stock dividend, stock split or combination of shares, spin-off, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of Shares or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the Option Price of Options and/or SAR Exercise Price of SARs, the annual limits on and the aggregate number and kind of Shares for which Awards thereafter may be made, and other relevant provisions of the Plan and outstanding Awards shall be proportionately, equitably and appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares. Where an Award being adjusted is an ISO or is subject to or falls under an exemption from Code Section 409A, the adjustment of any Option and/or SAR shall also be effected so as to comply with Code Section 424(a) and not to constitute a modification within the meaning of Code Section 424(h) or Code Section 409A, as applicable.

12.2     Authority. Notwithstanding any provision of the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes.

12.3     Manner of Adjustment. Adjustments made by the Committee pursuant to this Article XIV to outstanding Awards shall be made as appropriate to maintain favorable tax and/or accounting treatment.

ARTICLE XIII
Change of Control

In the event of a Change of Control of the Company, the Committee, as constituted before such Change of Control, in its sole discretion and without the consent of the Participant, may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for acceleration of the vesting, delivery and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase, settlement or cancellation of any such Award by the Company, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (iii) provide for the replacement of any such Stock-settled Award with a cash-settled Award; (iv) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change of Control and to retain the economic value of the Award; or (v) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change of Control.

ARTICLE XIV

Amendment, Modification, and Substitution of Awards

14.1     Amendment, Modification and Substitution. Subject to the terms and provisions and within the limitations of the Plan, the Committee may amend or modify the terms of any outstanding Award or accelerate the vesting thereof. In addition, the Committee may cancel or accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan or outstanding awards granted under any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor so long as the new or substituted awards do not specify a lower exercise price than the cancelled or surrendered Awards or awards, and otherwise the new Awards may be of a different type than the cancelled or surrendered Awards or awards, may specify a longer term than the cancelled or surrendered Awards or awards, may provide for more rapid vesting and exercisability than the cancelled or surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, but subject to Article XII and Article XIII, no amendment or modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

14.2      Option and SAR Repricing. Notwithstanding any provision of the Plan to the contrary, neither the Committee nor the Board shall have the right or authority to amend or modify the Option Price of any outstanding Option or the SAR Exercise Price of any outstanding SAR, or to cancel an outstanding Option or SAR, at a time when the Option Price or SAR Exercise Price, as applicable, is greater than the Fair Market Value of a Share in exchange for cash, another Award, or other securities, except in connection with a corporate transaction involving the Company in accordance with Article XII or Article XIII.

ARTICLE XV

Termination, Amendment and Modification of the Plan

15.1     Termination, Amendment and Modification. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required under state law, by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

15.2     Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Article XII or Article XIII shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

ARTICLE XVI
General

16.1     Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all applicable federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. The Company shall withhold only the minimum amount necessary to satisfy applicable statutory withholding requirements, provided that the Committee, in its discretion, may permit a Participant to elect to have an additional amount (up to the maximum applicable statutory rate) withheld. Until the applicable withholding taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Restricted Stock, no stock certificates free of a restrictive legend) shall be issued to the Participant and no issuance in book-entry or electronic form (or, in the case of Restricted Stock, no issuance in book-entry or electronic form free of a restrictive legend or notation) shall be made for the Participant. As an alternative to making a cash payment to the Company to satisfy applicable withholding tax obligations, the Committee may permit Participants to elect or the Committee may require Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld, or by delivering to the Company Shares of Stock that the Participant has previously acquired and owned having a Fair Market Value equal to the amount required to be withheld. The value of any Shares so withheld or delivered shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee (or its delegee) in advance of the day that the transaction becomes taxable.

16.2     Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations as may be required.

16.3     Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee or Non-Employee Director any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Key Employee or Non-Employee Director, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee or Non-Employee Director. Participation in the Plan shall not give any Key Employee or Non-Employee Director any right to be engaged or retained in the service of the Company or any of its Subsidiaries. No Key Employee or Non-Employee Director shall have rights as a shareholder of the Company prior to the date Shares are issued to him pursuant to the Plan.

16.4     Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

16.5     Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

16.6     Securities Law Restrictions.  The Committee may require each Participant purchasing or acquiring Shares pursuant to an Option or other Award to represent to and agree with the Company in writing that such Participant is acquiring the Shares for investment and not with a view to the distribution thereof and that he will make no transfer of the same except in compliance with any rules and regulations in effect at the time of transfer under the Securities Act of 1933, as amended from time to time, or any other applicable securities law.  All Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under applicable rules, regulations, and other requirements of the Securities and Exchange Commission, any national securities exchange or system on which the Stock is then listed or reported, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions or otherwise denote the Shares as being subject to such restrictions, if issued in book-entry or electronic form. No Shares shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

16.7     Governing Law. The Plan, and all Agreements hereunder, shall be construed and administered in accordance with and governed by the laws of the Commonwealth of Virginia, excluding any choice of law rules or principles that might otherwise refer construction or interpretation of any provision of the Plan or an Agreement to the substantive law of another jurisdiction. The Plan and Awards are subject to all present and future applicable provisions of the Code and, to the extent applicable, they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such Code provision or ruling, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect.

16.8     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.9     Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

16.10     Share Certificates and Book Entry. To the extent that the Plan provides for issuance of stock certificates to represent shares of Stock, the issuance may be effected on a non-certificated basis to the extent permitted by applicable law and the applicable rules of any national securities exchange or system on which the Stock is then listed or reported. Notwithstanding any provision of the Plan to the contrary, in its discretion the Committee may satisfy any obligation to deliver Shares represented by stock certificates by delivering Shares in book-entry or electronic form. If the Company issues any Shares in book-entry or electronic form that are subject to terms, conditions and restrictions on transfer, a notation shall be made in the records of the transfer agent with respect to any such Shares describing all applicable terms, conditions and restrictions on transfer.

16.11     Beneficiary Designations. A Participant may designate a Beneficiary to receive any Options or SARs that may be exercised after his death or to receive any other Award that may be paid after his death, as provided for in the Agreement. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee (or its delegee). In the event that the designated Beneficiary dies prior to the Participant, or in the event that no Beneficiary has been designated, any Awards that may be exercised or paid following the Participant’s death shall be transferred or paid in accordance with the Participant’s will or the laws of descent and distribution. If the Participant and his Beneficiary shall die in circumstances that cause the Committee (or its delegee), in its discretion, to be uncertain which shall have been the first to die, the Participant shall be deemed to have survived the Beneficiary.

16.12     Electronic Transmissions and Records. Subject to limitations under applicable law, the Committee (and its delegee) is authorized in its discretion to issue Awards and/or to deliver and accept notices, elections, consents, designations and/or other forms or communications to or from Participants by electronic or similar means, including, without limitation, transmissions through e-mail or specialized software, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time, and all such communications will be deemed to be “written” for purposes of the Plan.

16.13     Clawback. All Awards granted under the Plan (whether vested or unvested) shall be subject to such recovery or clawback as may be required pursuant to the terms of any repayment, clawback or similar policy of the Company or any Subsidiary as such may be in effect from time to time or any applicable federal or other law or regulation or any applicable listing standard of any national securities exchange or system on which the Stock is then listed or reported, which could in certain circumstances require repayment or forfeiture of Awards or any Shares or other cash or property received with respect to the Awards (including any value received from a disposition of the Shares acquired upon payment of the Awards).

16.14     Banking Regulatory Provision. All Awards shall be subject to any condition, limitation or prohibition under any financial institution regulatory policy or rule to which the Company or any Subsidiary is subject.

16.15     Section 409A. This Plan is intended to provide compensation that is exempt from or that complies with Code Section 409A and Treasury Regulations thereunder (“Section 409A”), and the Plan’s terms and the terms of any Agreement shall be administered and construed accordingly. For purposes of Section 409A, each payment under this Plan, including each payment in any series of installments, shall be deemed to be a separate payment.

Notwithstanding any provision of this Plan or an Agreement to the contrary, to the extent that any payment is subject to Section 409A, if the Participant is a “specified employee” within the meaning of Section 409A as of the date of the Participant’s termination of employment and the Company determines, in good faith, that immediate payment of any amounts or benefits under this Plan would cause a violation of Section 409A, then any amounts or benefits payable under this Plan upon the Participant’s “separation from service” within the meaning of Section 409A which (i) are subject to the provisions of Section 409A; (ii) are not otherwise exempt from Section 409A; and (iii) would otherwise be payable during the first six-month period following such separation from service, shall be paid on the first business day next following the earlier of (1) the date that is six (6) months and one day following the Participant’s separation from service or (2) the date of the Participant’s death.

16.16     Tax Consequences. Nothing in this Plan or an Award Agreement shall constitute a representation by the Company to a Participant regarding the tax consequences of any Award received by a Participant under this Plan. Although the Company may endeavor to (i) qualify an Award for favorable or particular federal tax treatment (e.g., as an Incentive Stock Option) or (ii) avoid adverse tax treatment (e.g., under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under this Plan.

Parkway Acquisition Corp. VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 12:00 a.m., EDT, on August 18, 2020.

Online
Go to **www.investorvote.com/PKKW** or scan the QR code — login details are located in the shaded bar below.

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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each of the director nominees listed below and FOR Proposals 2 and 3.

	For	Withhold		For	Withhold		For	Withhold
01 - Thomas M. Jackson, Jr.	☐	☐	02 - James W. Shortt	☐	☐	03 - Jacky K. Anderson	☐	☐
04 - Dr. J. Howard Conduff, Jr.	☐	☐	05 - Blake M. Edwards, Jr.	☐	☐	06 - Bryan L. Edwards	☐	☐
07 - T. Mauyer Gallimore	☐	☐	08 - A. Melissa Gentry	☐	☐	09 - R. Devereux Jarratt	☐	☐
10 - Theresa S. Lazo	☐	☐	11 - W. David McNeill	☐	☐	12 - Frank A. Stewart	☐	☐
13 - John Michael Turman	☐	☐	14 - J. David Vaughan	☐	☐			

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — PARKWAY ACQUISITION CORP.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS AUGUST 18, 2020

The undersigned, having received the Notice of the Annual Meeting of Shareholders and Proxy Statement delivered therewith, hereby appoints Thomas M. Jackson, Jr. and James W. Shortt, jointly and severally, as proxies, each with full power to act alone, and each with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock of Parkway Acquisition Corp. that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at The Crossroads Institute, 1117 East Stuart Drive, Galax, Virginia, on August 18, 2020 at 1:00 p.m., or at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. If no direction is given, this proxy will be voted for all nominees in Proposal 1 and for Proposals 2 and 3. In their discretion, the proxies are authorized to vote on such other matters that may properly come before the Annual Meeting or any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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